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                                                                    Exhibit 1(b)



                           UNDERWRITING AGREEMENT FOR
                       HUNTINGTON PREFERRED CAPITAL, INC.

                     % NONCUMULATIVE EXCHANGEABLE PERPETUAL
                          PREFERRED SECURITIES, CLASS C
   (liquidation amount $25 each) exchangeable in specified circumstances into preferred securities of The Huntington National Bank


                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                October __, 2001


Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
Prudential Securities Incorporated
Raymond James & Associates, Inc.
Huntington Capital Corp.
As Representatives of the several Underwriters
  named in Schedule I
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:


                  Huntington Preferred Capital Holdings, Inc., a corporation formed under the laws of the State of Indiana ("Holdings"), proposes to sell to the several underwriters named in SCHEDULE I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), 2,000,000 ____% noncumulative exchangeable perpetual preferred securities, Class C (liquidation amount $25 each (the "Securities")) of Huntington Preferred Capital, Inc., a corporation formed under the laws of the State of Ohio (the "Company"). Upon the occurrence of a Supervisory Event (as defined in the Prospectus) and at the direction of the Office of the Comptroller of the Currency (the "OCC"), the Securities will be exchanged on a one for one basis for ____% noncumulative perpetual preferred securities, Class C (liquidation amount $25 each (the "Bank Securities")) of The Huntington National Bank, a national banking association formed under the laws of the United States (the "Bank").


                  SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company and Holdings jointly and severally represent and warrant to each Underwriter as follows:

                  (a) The Company has prepared and filed with the Commission a registration statement (file number 333-61182) on Form S-11, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company has filed with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Holdings make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to any of them by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).


                  (c) On the Effective Date, the Bank Registration Statement will comply in all material respects with the applicable requirements of the OCC and the rules thereunder. On the Effective Date, the Bank Registration Statement as filed with the OCC will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Holdings make no representations or warranties as to the information contained in or omitted from the Bank Registration Statement in reliance upon and in conformity with



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information furnished in writing to any of them by or on behalf of any
Underwriter through the Representatives specifically for inclusion in the Bank Registration Statement.


                  (d) Each of the Company and Holdings and their respective subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and the Registration Statement and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (e) All the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus and the Registration Statement all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (f) The Company's authorized equity capitalization is as set forth in the Prospectus and the Registration Statement; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the Securities have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to evidence of satisfactory distribution, on the Nasdaq National Market System; the certificates for the Securities are in valid and sufficient form; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (g) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

                  (h) The Bank is a national banking association duly organized and validly existing in good standing under the laws of United States with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, the Registration Statement and the Bank Registration Statement and is duly qualified to do business as a foreign corporation


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and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (i) Each of the Bank's Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, the Registration Statement and the Bank Registration Statement, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (j) All the outstanding shares of capital stock of each Significant Subsidiary of the Bank have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, the Registration Statement and the Bank Registration Statement, all outstanding shares of capital stock of the Significant Subsidiaries of the Bank are owned by the Bank either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (k) The Bank's authorized equity capitalization is as set forth in the Bank Registration Statement; the capital stock of the Bank conforms in all material respects to the description thereof contained in the Bank Registration Statement; the Bank Securities have been duly and validly authorized and reserved for issuance upon the occurrence of a Supervisory Event.

                  (l) The consolidated historical financial statements and schedules of the Bank and its consolidated subsidiaries included in the Bank Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Bank as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Bank Registration Statement fairly present, on the basis stated in the Bank Registration Statement, the information included therein.

                  (m) The Company, the Bank and Holdings have not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, they will not distribute any offering materials in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act.

                  (n) This Agreement and the Operative Documents have been duly authorized, executed and delivered by each of the Company, the Bank and Holdings, as


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the case may be, and constitute valid and binding obligations of the Company, the Bank and Holdings, as the case may be, enforceable in accordance with their terms.

                  (o) The execution, delivery and performance of this Agreement and the Operative Documents, the consummation of the transactions contemplated hereby and thereby (including the sale and offering of the Securities), the performance by each of the Company, the Bank and Holdings, as the case may be, of its obligations hereunder and thereunder and the issuance and delivery of the Bank Securities upon the occurrence of a Supervisory Event, will not conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Bank, Holdings or any of their Significant Subsidiaries pursuant to (i) the charter or by-laws of the Company, the Bank, Holdings or any of their Significant Subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company, the Bank, Holdings or any of their Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Bank, Holdings or any of their Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction.

                  (p) Each of the Company, the Bank and Holdings, as the case may be, has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Operative Documents to which it is a party.

                  (q) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Bank, Holdings or the Company, or any of their respective Significant Subsidiaries or its or their property is pending or, to the best knowledge of the Bank, Holdings or the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or any of the Operative Documents or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Bank, Holdings or the Company and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement.

                  (r) Neither the Company, the Bank nor any Significant Subsidiary of the Company or the Bank is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body,



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administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Bank or such Significant Subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii) above, where such violation or default could not reasonably be expected, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (r) (if any), to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company or the Bank.

                  (s) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and of the Bank and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus and the Bank Registration Statement, are independent public accountants with respect to the Company or the Bank, as the case may be, within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (t) There is no franchise, contract or other document of a character required to be described in the Prospectus, the Registration Statement or the Bank Registration Statement or to be filed as an exhibit thereto, which is not described or filed as required.

                  (u) Neither the Company nor the Bank is and, after giving effect to the offering and sale of the Securities as described in the Prospectus, neither will be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (v) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, including the sale of the Securities and the issuance of the Bank Securities upon the occurrence of a Supervisory Event, except such as have been obtained under the Act and under applicable OCC rules and regulations and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus, and except as set forth or contemplated in the Prospectus and the Bank Registration Statement.

                  (w) No labor problem or dispute with the employees of the Company or any of its Significant Subsidiaries or the Bank or any of its Significant Subsidiaries exists or is threatened or imminent, and neither the Company nor the Bank is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries or the Bank and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not


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filed on or before the Execution Time) or the Bank Registration Statement, as
the case may be.

                  (x) The Company, the Bank and each of their Significant Subsidiaries, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company, the Bank and each of their Significant Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company, the Bank and each of their Significant Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company, the Bank or any of their Significant Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company, the Bank nor any of their Significant Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company, the Bank nor any of their Significant Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (y) No Significant Subsidiary of the Company or the Bank is currently prohibited, directly or indirectly, from paying any dividends to the Company or the Bank, as the case may be, from making any other distribution on such Significant Subsidiary's capital stock, from repaying to the Company or the Bank, as the case may be, any loans or advances to such Significant Subsidiary from the Company or the Bank, as the case may be, or from transferring any of such Significant Subsidiary's property or assets to the Company or the Bank or any other Significant Subsidiary of the Company or the Bank, as the case may be, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (z) The Company and its Significant Subsidiaries and the Bank and its Significant Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor the Bank nor any such Significant Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a


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material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (aa) Neither the Company, Holdings nor the Bank has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company, Holdings or the Bank to facilitate the sale or resale of the Securities.

                  (bb) The Company, the Bank and each of their Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (iv) have not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, liability or naming as a potentially responsible party would not, individually or in the aggregate, have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (cc) In the ordinary course of its business, the Company and the Bank periodically review the effect of Environmental Laws on the business, operations and properties of the Company, the Bank and their Significant Subsidiaries, as the case may be, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and the Bank have each reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise),


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prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (dd) Each of the Company, the Bank and their Significant Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company, the Bank and their Significant Subsidiaries, as the case may be, are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its subsidiaries and the Bank and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (ee) The subsidiaries listed on Exhibit A attached hereto are the only Significant Subsidiaries of the Bank as defined by Rule 1-02 of Regulation S-X (the "Bank Subsidiaries"), the Company is the only subsidiary of Holdings and HPCLI, Inc. is the only subsidiary of the Company.

                  (ff) The Company, the Bank and their Significant Subsidiaries own, possess, license or have other rights to use, on reasonable terms and without any material impairment by rights of third parties, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's or the Bank's business, as the case may be, as now conducted or as proposed to be conducted in the Prospectus or the Bank Registration Statement, as the case may be. There (a) is no material infringement by third parties of any such Intellectual Property; (b) is no pending or threatened action, suit, proceeding or claim by others challenging the Company's or the Bank's rights in or to any such Intellectual Property, and neither the Company nor the Bank is aware of any facts which would form a reasonable basis for any such claim; (c) is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and neither the Company nor the Bank is aware of any facts which would form a reasonable basis for any such claim; (d) is no pending or threatened action, suit, proceeding or claim by others that the Company or the Bank infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and neither the Company nor the Bank is aware of any other fact which would form a reasonable basis for any such claim; (e) is no U.S. patent or published U.S. patent application which contains claims that dominate or may


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dominate any Intellectual Property described in the Prospectus or the Bank
Registration Statement as being owned by or licensed to the Company or the Bank, as the case may be, or that interferes with the issued or pending claims of any such Intellectual Property; and (f) is no prior art of which the Company or the Bank is aware that may render any U.S. patent held by the Company or the Bank invalid or any U.S. patent application held by the Company or the Bank unpatentable which has not been disclosed to the U.S. Patent and Trademark Office, which infringements, actions, claims or situations would, either individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company or the Bank, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (gg) Except as disclosed in the Registration Statement and the Prospectus or the Bank Registration Statement, as the case may be, to the knowledge of the Company and the Bank after due inquiry, neither the Company nor the Bank has any material lending or other relationship with any bank or lending affiliate of Salomon Smith Barney Holdings Inc.

                  (hh) The Company and the Bank have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time)) or the Bank Registration Statement, as the case may be, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries or the Bank and its subsidiaries, taken as a whole, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.

                  (ii) The organization of the Company and the Company's proposed method of operation will enable the Company to meet the requirements for qualification and taxation as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code").


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                  (jj) Neither the Bank nor any of its Significant Subsidiaries
(including the Company) is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other written supervisory agreement with the OCC, or any other Federal or state authority or agency charged with the supervision or insurance of the Bank and its subsidiaries.

                  (kk) Holdings is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank, and, assuming that each Underwriter acquires its interest in the Securities it has purchased from Holdings without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.


                  Any certificate signed by any officer of the Company or Holdings and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company and Holdings, as the case may be, as to matters covered thereby, to each Underwriter.


                  SECTION 2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Holdings agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from Holdings, at a purchase price of $________ per share, the amount of Securities set forth opposite such Underwriter's name in Schedule I hereto.


                  SECTION 3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on ____________, 2001, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and Holdings or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Holdings by wire transfer payable in same-day funds to an account specified by Holdings. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  Holdings will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from Holdings and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                  SECTION 4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

                  SECTION 5. AGREEMENTS.

                  The Company and Holdings jointly and severally agree with the several Underwriters that:


                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will use its best efforts to cause the Bank Registration Statement to be filed with the OCC in accordance with applicable rules and regulation of the OCC. Prior to the termination of the offering of the Securities, no amendment of or supplement to the Bank Registration Statement will be filed unless the Company has furnished you a copy for your review prior to filing and no such proposed amendment or supplement to which you reasonably object shall be filed. The Company will promptly advise the Representatives (1) when the Registration Statement and the Bank Registration Statement, if not effective at the Execution Time, shall have become effective,
(2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the Bank Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission or the OCC of any stop order suspending the effectiveness of the Registration Statement or the Bank Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company or the Bank of any notification with respect to the suspension of the qualification of the Securities or the Bank Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.


                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, or if it shall be necessary to amend the Bank Registration Statement to comply with the rules of the OCC or in order to ensure that the Bank Registration Statement does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, the Company and Holdings promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, (3) cause the Bank to prepare and file with the OCC, subject to the fifth sentence of paragraph (i)
(a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance and (4) supply any supplemented Prospectus or Bank Registration Statement, as the case may be, to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters copies of the signed Registration Statement and the Bank Registration Statement (in each case, including exhibits thereto) and to each other Underwriter a copy of the Registration Statement and the Bank Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) At the request of the Representatives, the Company will arrange, if necessary, for the qualification of the Securities and the Bank Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities or the Bank Securities, as the case may be; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities or Bank Securities, as the case may be, in any jurisdiction where it is not now so subject.

                  (f) Neither the Company nor Holdings will, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or Holdings or any affiliate of the Company or Holdings or any person in privity with the Company, Holdings or any affiliate of the Company or Holdings) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any securities with characteristics and terms similar to or convertible into, or exercisable, or exchangeable for, Securities or Bank Securities; or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of the Underwriting Agreement.

                  (g) Neither the Company nor Holdings will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or the Bank to facilitate the sale or resale of the Securities.

                  (h) During the period of three years hereafter the Company will furnish to you, upon your request, from time to time, such information concerning the Company and/or the Bank as you may reasonably request.

                  (i) The Company will use its best efforts to cause the listing of the Securities on the Nasdaq National Market System.

                  (j) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act, the Company will file or cause to be filed all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

                  (k) Holdings will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities or the Bank Securities by an underwriter or dealer may be required under the Act or the rules and regulations of the OCC, of (i) any material change in the Company's or the Bank's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectus or the Bank Registration Statement relating to Holdings or (iii) any new material information relating to the Company or the Bank or relating to any matter stated in the Prospectus, the Registration Statement or the Bank Registration Statement which comes to the attention of Holdings.

                  (l) Holdings agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; and the preparation, printing or reproduction and filing with the OCC of the Bank Registration Statement (including financial statements and exhibits thereto); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Bank Registration, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the Nasdaq National Market System; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company and/or Bank representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's and/or Bank's accountants and the fees and expenses of counsel (including local and special counsel) for the Company, the Bank and Holdings; and (x) all other costs and expenses incident to the performance by the Company, the Bank and Holdings of their obligations hereunder.


                  SECTION 6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and Holdings contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and Holdings made in any certificates pursuant to the provisions hereof, to the performance by the Company and Holdings of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company and Holdings shall have requested and caused, Porter, Wright, Morris & Arthur, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Underwriters to the effect set forth in Exhibit B in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters and addressed to the Underwriters and to such further effect as counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may (A) assume as to matters involving the application of laws of any jurisdiction other than the State of Ohio, the State of Indiana or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, that the laws of such other jurisdiction are the same in all relevant respects as the laws of the State of Ohio, and (B) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company, Holdings and the Bank shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company and Holdings shall have furnished to the Representatives a certificate of the Company or Holdings, as the case may be, signed by the Chairman of the Board or the President or any Vice President and the principal financial or accounting officer of the Company or Holdings, as the case may be, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus, the Bank Registration Statement and this Agreement and that:

                  (i) the representations and warranties of the Company and Holdings in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and Holdings have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or the Bank Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's or Holdings', as the case may be, knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) and the Bank Registration Statement, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be.


                  (e) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, (substantially in the form of ANNEX A hereto), together with signed or reproduced copies of such letter for each of the other Underwriters and addressed to the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and the Bank Registration Statement.


                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof not filed on or before the Execution Time) and the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this
Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole or the Bank and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time) or the Bank Registration Statement, as the case may be, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof not filed on or before the Execution Time) and the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time).


                  (g) Prior to the Closing Date, the Company and Holdings shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                  (h) At Closing Date, the Securities shall be rated not less than ____ by Moody's Investors Service, Inc. and not less than _____ by Standard & Poors Rating Services. Subsequent to the Execution Time, there shall not have been any decrease in the rating of Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.


                  (i) The Securities shall have been listed and admitted and authorized for trading on the Nasdaq National Market System, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and Holdings in writing or by telephone or facsimile confirmed in writing.


                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at 2000 Pennsylvania Avenue, Washington, D.C. 20006, on the Closing Date.


                  SECTION 7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or Holdings to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.


                  SECTION 8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and Holdings jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or in the Registration Statement or the Bank Registration Statement or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and Holdings will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company, the Bank or Holdings may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless (1) the Company and the Bank and (2) Holdings, each of their directors and each of their officers who signs the Registration Statement or the Bank Registration Statement, and each person who controls the Company, Holdings and the Bank within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically and expressly for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and Holdings acknowledge that the statements set forth under the heading "Underwriting", as to (i) the list of underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to the underwriters' fees, concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus and in the Registration Statement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus or the Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and Holdings, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, Holdings and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and Holdings on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and Holdings, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Holdings on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and Holdings shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or Holdings on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, Holdings and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, Holdings or the Bank within the meaning of either the Act or the Exchange Act, each officer of the Company or the Bank who shall have signed the Registration Statement or the Bank Registration Statement and each director, officer, employee and agent of the Company, Holdings or the Bank shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  SECTION 9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in SCHEDULE I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, Holdings or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus, the Bank Registration Statement or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, Holdings and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  SECTION 10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market System shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq National Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto not filed on or before the Execution Time).


                  SECTION 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of Holdings or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Holdings or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  SECTION 12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Company or Holdings, will be mailed, delivered or telefaxed to Huntington Preferred Capital, Inc. c/o Huntington Bancshares Incorporated (fax no.: (614) 480-5485) and confirmed to it at Huntington Center, 41 South High Street, Columbus, Ohio 43287, attention:
General Counsel, with a copy to Porter, Wright, Morris & Arthur, 5801 Pelican Bay Blvd., Naples, Florida 34108, attention: Mary Beth Clary, Esq. (fax no.:
(941) 593-2990).

                  SECTION 13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  SECTION 14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  SECTION 15. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  SECTION 16. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  SECTION 17. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Bank Registration Statement" shall mean the registration statement referred to in Section (1)(i)(c) above prepared and filed by the Bank with the OCC in accordance with the applicable rules of the OCC and attached as Annex 1 to the Prospectus, including exhibits and financial statements, as amended.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Columbus, Ohio.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Operative Documents" shall mean the Loan Participation Agreement dated May 1, 1998, as amended on March 1, 2001 between the Bank and Holdings, the Loan Subparticipation Agreement dated May 1, 1998, as amended on March 1, 2001 and May 16, 2001 between Holdings and the Company.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information (in each case including the related prospectus for the Bank Securities annexed thereto).

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date (in each case including the related prospectus for the Bank Securities annexed thereto).

                  "Registration Statement" shall mean the registration statement referred to in Section 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Significant Subsidiary" shall have the meaning assigned to that term in Rule 1-02(w) of Regulation S-X, 17 C.F.R. Section 210.1-02(w).

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Holdings and the several Underwriters.


                                  Very truly yours,


                                  Huntington Preferred Capital, Inc.



                                  By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                  Huntington Preferred Capital Holdings, Inc.



                                  By:
                                       ----------------------------------------
                                       Name:
                                       Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


Salomon Smith Barney Inc.



By:
   -----------------------------------------
     Name:
     Title:



A.G. Edwards & Sons, Inc.



By:
   -----------------------------------------
     Name:
     Title:


Prudential Securities Incorporated



By:
   -----------------------------------------
     Name:
     Title:



Raymond James & Associates, Inc.



By:
   -----------------------------------------
     Name:
     Title:


Huntington Capital Corp.



By:
   -----------------------------------------
     Name:
     Title:

                                   SCHEDULE I
                                   ----------


                                              NUMBER OF UNDERWRITTEN SECURITIES
                                              ---------------------------------
UNDERWRITERS                                  TO BE PURCHASED
------------                                  ---------------

Salomon Smith Barney Inc.


A.G. Edwards & Sons, Inc.

Prudential Securities Incorporated


Raymond James & Associates, Inc.

Huntington Capital Corp.

                                                             -------------

         Total........
                                                             =============

                                                                       Exhibit A


                      Significant Subsidiaries of the Bank

                   Huntington Preferred Capital Holdings, Inc.

                       Huntington Preferred Capital, Inc.

                              Huntington West, Inc.

                                                                       Exhibit B


               FORM OF OPINION OF ISSUERS' COUNSEL TO BE DELIVERED
                            PURSUANT TO SECTION 6(b)

                                    [TO COME]

                                                                         Annex A

                       FORM OF ACCOUNTANTS' COMFORT LETTER

                                    [TO COME]





















                                      A-1